VAN KAMPEN UNIT TRUSTS, SERIES 878

                 Great International Firms Portfolio, Series 36


                SUPPLEMENT TO THE PROSPECTUS DATED JUNE 16, 2009

   Notwithstanding anything to the contrary in the prospectus, the amount of Estimated Net Annual Income for the Great International Firms Portfolio, Series 36, shown on page 4 under the heading "Essential Information", is $0.20846 per Unit.

Supplement Dated: June 19, 2009